UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

Kohlberg Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

295 MADISON AVENUE

NEW YORK, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 455-8300

Not Applicable

______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Kohlberg Capital Corporation (the “Company”) held its Annual Meeting of Shareholders on June 15, 2012 (the “Annual Meeting”).  At the Annual Meeting, the Company submitted four proposals to the vote of the shareholders, which are described in detail in the Company’s proxy statement dated April 18, 2012. As of April 17, 2012, the record date for the Annual Meeting, 26,609,963 shares of common stock were eligible to be voted, and 24,503,085 of those shares were voted in person or by proxy at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected Christopher Locovara and Dayl W. Pearson as Class III directors to each serve for a three year term, or until their successors are duly elected and qualified. The results of the vote were as follows:

Nominee	Total Votes For	Total Votes Withheld
Christopher Locovara	11,876,243	2,854,852
Dayl W. Pearson	12,174,699	2,556,396

The other directors to serve after the Annual Meeting were as follows:

Class I Directors (terms expiring in 2013)	Class II Directors (terms expiring in 2014)
C. Turney Stevens	Albert G. Pastino
Gary Cademartori	C. Michael Jacobi
Dean C. Kehler	Jay R. Bloom

Proposal 2: Advisory Vote on Executive Compensation

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a non-binding, advisory vote.  The results of the vote were as follows:

Total Votes For	Total Votes Against	Total Votes Abstained	Broker Non-Votes
8,978,117	668,137	116,598	9,771,990

Proposal 3: Approve an Amendment to Article I of the Certificate of Incorporation of the Company to Change the Company’s Name to KCAP Financial, Inc.

The Company’s shareholders approved the amendment to Article I of the Certificate of Incorporation of the Company to change the Company’s name to KCAP Financial, Inc. The results of the vote were as follows:

Total Votes For	Total Votes Against	Total Votes Abstained	Broker Non-Votes
9,511,220	180,438	71,194	9,771,990

Proposal 4: Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The results of the vote were as follows:

Total Votes For	Total Votes Against	Total Votes Abstained
19,283,402	167,232	84,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2012	Kohlberg Capital Corporation

	By:	/s/ Edward U. Gilpin
Name: Edward U. Gilpin
Title: Chief Financial Officer